                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12


                      WORLDWIDE DOLLARVEST FUND, INC.
                               P.O BOX 9011
                     PRINCETON, NEW JERSEY 08543-9011
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)
                               Same as above
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
     and 0-11

    (1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------
    (4) Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------
    (5) Total fee paid:

        ------------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

        ------------------------------------------------------------------------
    (2) Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------
    (3) Filing Party:

        ------------------------------------------------------------------------
    (4) Date Filed:

        ------------------------------------------------------------------------

                        WORLDWIDE DOLLARVEST FUND, INC.
                                 P.O. Box 9011
                        Princeton, New Jersey 08543-9011

                 NOTICE OF 1999 ANNUAL MEETING OF STOCKHOLDERS

                                  May 26, 1999

            TO THE STOCKHOLDERS OF WORLDWIDE DOLLARVEST FUND, INC.:

Notice is hereby given that the 1999 Annual Meeting of Stockholders (the "Meeting") of Worldwide DollarVest Fund, Inc. (the "Fund") will be held at the offices of Merrill Lynch Asset Management, L.P., 800 Scudders Mill Road, Plainsboro, New Jersey, on May 26, 1999, at 10:15 A.M. for the following purposes:

    (1) To elect eight Directors to serve until the next Annual Meeting of Stockholders;

    (2) To consider and act upon a proposal to ratify the selection of Deloitte & Touche LLP to serve as independent auditors of the Fund for its current fiscal year; and

    (3) To transact such other business as may properly come before the Meeting or any adjournment thereof.

The Board of Directors has fixed the close of business on March 31, 1999 as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting or any adjournment thereof.

A complete list of the stockholders of the Fund entitled to vote at the Meeting will be available and open to the examination of any stockholder of the Fund for any purpose germane to the Meeting during ordinary business hours from and after May 12, 1999 at the office of the Fund, 800 Scudders Mill Road, Plainsboro, New Jersey. You are cordially invited to attend the Meeting. Stockholders who do not expect to attend the Meeting in person are requested to complete, date and sign the enclosed form of proxy and return it promptly in the envelope provided for this purpose. The enclosed proxy is being solicited on behalf of the Board of Directors of the Fund.

                                          By Order of the Board of Directors

                                          ROBERT HARRIS
                                          SECRETARY

Plainsboro, New Jersey
Dated: April 15, 1999

                                PROXY STATEMENT
                            ------------------------

                        WORLDWIDE DOLLARVEST FUND, INC.
                                 P.O. Box 9011
                        Princeton, New Jersey 08543-9011
                            ------------------------

                      1999 ANNUAL MEETING OF STOCKHOLDERS
                                  May 26, 1999

                                  INTRODUCTION

This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of Worldwide DollarVest Fund, Inc., a Maryland corporation (the "Fund"), to be voted at the 1999 Annual Meeting of Stockholders of the Fund (the "Meeting"), to be held at the offices of Merrill Lynch Asset Management, L.P. ("MLAM"), 800 Scudders Mill Road, Plainsboro, New Jersey, on Wednesday, May 26, 1999 at 10:15 A.M. The approximate mailing date of this Proxy Statement is April 19, 1999.

All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon or otherwise as provided therein. Unless instructions to the contrary are marked, proxies will be voted FOR the election of the Board of Directors to serve until the next Annual Meeting of Stockholders and FOR the ratification of the selection of independent auditors to serve for the Fund's current fiscal year. Any proxy may be revoked at any time prior to the exercise thereof by giving written notice to the Secretary of the Fund at the Fund's address indicated above or by voting in person at the Meeting.

The Board of Directors has fixed the close of business on March 31, 1999 as the record date (the "Record Date") for the determination of stockholders entitled to notice of and to vote at the Meeting and at any adjournment thereof. Stockholders on the Record Date will be entitled to one vote for each share held, with no shares having cumulative voting rights. As of the Record Date, the Fund had outstanding 6,494,144 shares of common stock, par value $.10 per share ("Common Stock"). To the knowledge of the Fund, as of the Record Date, no person is the beneficial owner of more than five percent of its outstanding shares of Common Stock.

The Board of Directors of the Fund knows of no business other than that mentioned in Items 1 and 2 of the Notice of Meeting which will be presented for consideration at the Meeting. If any other matter is properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment.

                         ITEM 1. ELECTION OF DIRECTORS

At the Meeting, the Board of Directors will be elected to serve until the next Annual Meeting of Stockholders and until their successors are elected and qualified. It is intended that all properly executed proxies will be voted (unless such authority has been withheld in the proxy) in favor of the persons listed below.

The Board of Directors of the Fund knows of no reason why any of these nominees will be unable to serve, but in the event of any such unavailability, the proxies received will be voted for such substitute nominee or nominees as the Board of Directors may recommend.

Certain information concerning the nominees is set forth below:

                                                                                                                Shares of
                                                                                                              Common Stock
                                                                                                               of the Fund
                                                Principal Occupation                                          Beneficially
                                               During Past Five Years                            Director     Owned on the
        Name and Address                    and Public Directorships(1)                Age         Since       Record Date
---------------------------------  ----------------------------------------------      ---      -----------  ---------------
Terry K. Glenn* .................  Executive Vice President of MLAM and Fund               58         1999              0
  P.O. Box 9011                    Asset Management, L.P. ("FAM") since 1983;
  Princeton, New Jersey              Executive Vice President and Director of
  08543-9011                         Princeton Services, Inc. ("Princeton
                                     Services") since 1993; President of
                                     Princeton Funds Distributor, Inc. ("PFD")
                                     since 1986 and Director thereof since 1991;
                                     President of Princeton Administrators, L.P.
                                     since 1988.

Donald Cecil(2) .................  Special Limited Partner of Cumberland                   72         1994              0
  1114 Avenue of the Americas      Associates (investment partnership) since
  New York, New York 10036           1982; Member of Institute of Chartered
                                     Financial Analysts; Member and Chairman of
                                     Westchester County (N.Y.) Board of
                                     Transportation.

Roland M. Machold(2) ............  Director of the State of New Jersey Division            62         1998              0
  1091 Princeton-Kingston Road     of Investment from 1977 to 1998; Trustee of
  Princeton, New Jersey 08540        Bryn Mawr College since 1990 and of
                                     Teacher's College, Columbia University since
                                     1985; Co-Chair Emeritus and Founding
                                     Director of the Council of Institutional
                                     Investors; Member of the Capital Formation
                                     and Regulatory Processes Advisory Committee
                                     of the Securities and Exchange Commission
                                     from 1995 to 1996; Member of the
                                     Institutional Investor Advisory Committee of
                                     the New York Stock Exchange from 1992 to
                                     1995.

Edward H. Meyer(2) ..............  President of Grey Advertising, Inc. since               72         1994              0
  777 Third Avenue                 1968, Chief Executive Officer since 1970 and
  New York, New York 10017           Chairman of the Board of Directors since
                                     1972; Director of The May Department Stores
                                     Company, Bowne & Co., Inc. (financial
                                     printers), Ethan Allen Interiors, Inc. and
                                     Harman International Industries, Inc.

                                                   (FOOTNOTES ON FOLLOWING PAGE)

                                                                                                                Shares of
                                                                                                              Common Stock
                                                                                                               of the Fund
                                                Principal Occupation                                          Beneficially
                                               During Past Five Years                            Director     Owned on the
        Name and Address                    and Public Directorships(1)                Age         Since       Record Date
---------------------------------  ----------------------------------------------      ---      -----------  ---------------
Charles C. Reilly(2) ............  Self-employed financial consultant since 1990;          67         1994            149
  9 Hampton Harbor Road              President and Chief Investment Officer of
  Hampton Bays, New York 11946       Verus Capital, Inc. from 1979 to 1990;
                                     Senior Vice President of Arnhold and S.
                                     Bleichroeder, Inc. from 1973 to 1990;
                                     Adjunct Professor, Columbia University
                                     Graduate School of Business from 1990 to
                                     1991; Adjunct Professor, Wharton School,
                                     University of Pennsylvania from 1989 to
                                     1990.

Richard R. West(2) ..............  Professor of Finance since 1984, Dean from              61         1994              0
  Box 604                          1984 to 1993 and currently Dean Emeritus of
  Genoa, Nevada 89411                New York University Leonard N. Stern School
                                     of Business Administration; Director of
                                     Bowne & Co., Inc. (financial printers),
                                     Vornado, Inc. (real estate holding company),
                                     Vornado Operating Company, Inc. and
                                     Alexander's Inc. (real estate company).

Arthur Zeikel* ..................  Chairman of FAM and MLAM from 1997 to 1999;             66         1994              0
  300 Woodland Avenue                President of FAM and MLAM from 1977 to 1997;
  Westfield, New Jersey 07090        Chairman of Princeton Services from 1997 to
                                     1999, Director thereof from 1993 to 1999,
                                     and President thereof from 1993 to 1997;
                                     Executive Vice President of Merrill Lynch &
                                     Co., Inc. ("ML & Co.") from 1990 to 1999.

Edward D. Zinbarg(2) ............  Executive Vice President of The Prudential              64         1994              0
  5 Hardwell Road                    Insurance Company of America from 1988 to
  Short Hills, New Jersey            1994; former Director of Prudential
  07078-2117                         Reinsurance Company and former Trustee of
                                     the Prudential Foundation.

* Interested person, as defined in the Investment Company Act of 1940, as amended (the "Investment Company Act"), of the Fund.

(1) Each of the nominees is a director or trustee of certain other investment companies for which FAM, MLAM or their affiliates acts as investment adviser. See "Compensation of Directors and Officers" below.

(2) Member of Audit Committee of the Board of Directors.

    COMMITTEES AND BOARD OF DIRECTORS' MEETINGS. The Board of Directors has a standing Audit Committee which consists of the Directors who are not "interested persons" of the Fund within the meaning of the Investment Company Act. The principal purpose of the Audit Committee is to review the scope of the annual audit conducted by the Fund's independent auditors and the evaluation by such auditors of the accounting procedures followed by the Fund. The non-interested Directors have retained independent legal counsel to assist them in connection with these duties. The Board of Directors does not have a nominating committee.

During the fiscal year ended November 30, 1998, the Board of Directors held four meetings and the Audit Committee held four meetings. Each of the Directors then in office attended at least 75% of the aggregate of the total number of meetings of the Board of Directors held during the fiscal year and, if a member, of the total number of meetings held by all committees of the Board on which he served during such period, except Mr. Meyer who attended 50% of such meetings.

    COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF
1934. Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Fund's officers, directors and persons who own more than ten percent of a registered class of the Fund's equity securities, to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the Securities and Exchange Commission ("SEC") and the New York Stock Exchange. Officers, directors and greater than ten percent stockholders are required by SEC regulations to furnish the Fund with copies of all Forms 3, 4 and 5 they file.

Based solely on the Fund's review of the copies of such forms, and amendments thereto, furnished to it during or with respect to its fiscal year ended November 30, 1998, and written representations from certain reporting persons that they were not required to file Form 5 with respect to the most recent fiscal year, the Fund believes that all of its officers, directors, greater than ten percent beneficial owners and other persons subject to Section 16 of the Exchange Act because of the requirements of Section 30 of the Investment Company Act (i.e., any advisory board member, investment adviser or affiliated person of the Fund's investment adviser) have complied with all filing requirements applicable to them with respect to transactions during the Fund's most recent fiscal year, except that Michael J. Hennewinkel inadvertently failed to make a timely Form 3 filing to report his election as a Senior Vice President of FAM.

    INTERESTED PERSONS. The Fund considers Messrs. Zeikel and Glenn to be "interested persons" of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act because of the positions each holds or has held with FAM and its affiliates. Mr. Glenn is the President of the Fund.

    COMPENSATION OF DIRECTORS AND OFFICERS. FAM, the Fund's investment adviser, pays all compensation of all officers of the Fund and all Directors of the Fund who are affiliated with ML & Co. or its subsidiaries. The Fund pays each Director not affiliated with FAM (each a "non-affiliated Director") a fee of $2,000 per year plus $500 per regular meeting attended, together with such Director's actual out-of-pocket expenses relating to attendance at meetings. The Fund also pays each member of its Audit Committee, which consists of all the non-affiliated Directors, a fee of $500 per meeting attended, together with such Director's out-of-pocket expenses relating to attendance at meetings. These fees and expenses aggregated $28,192 for the fiscal year ended November 30, 1998.

The following table sets forth for the fiscal year ended November 30, 1998 compensation paid by the Fund to the non-affiliated Directors and, for the calendar year ended December 31, 1998, the aggregate compensation paid by all registered investment companies advised by FAM and its affiliate, MLAM ("FAM/MLAM advised funds") to the non-affiliated Directors.

                                             Pension or Retirement    Aggregate Compensation
                                              Benefits Accrued as           from Fund,
          Name of            Compensation            Part              and FAM/MLAM Advised
         Director              from Fund       of Fund Expenses      Funds Paid to Directors
---------------------------  -------------  -----------------------  ------------------------
Donald Cecil(1)                $   6,000                None               $    277,808
Roland M. Machold (1)          $     792                None               $     39,208(2)
Edward H. Meyer(1)             $   4,000                None               $    214,558
Charles C. Reilly(1)           $   6,000                None               $    362,858
Richard R. West(1)             $   6,000                None               $    346,125
Edward D. Zinbarg(1)           $   6,000                None               $    133,959

(1) The Directors serve on the Boards of FAM/MLAM advised funds as follows: Mr. Cecil (34 registered investment companies consisting of 34 portfolios), Mr. Machold (19 registered investment companies consisting of 19 portfolios), Mr. Meyer (34 registered investment companies consisting of 34 portfolios), Mr. Reilly (57 registered investment companies consisting of 70 portfolios), Mr. West (58 registered investment companies consisting of 79 portfolios) and Mr. Zinbarg (19 registered investment companies consisting of 19 portfolios).

(2) Mr. Machold was elected a Director of the Fund and a director or trustee of certain other FAM/MLAM advised funds on October 20, 1998.

OFFICERS OF THE FUND. The Board of Directors has elected five officers of the Fund. The following table sets forth information concerning each of these officers:

                                                                                                                  Officer
                         Name and Principal Occupation                                 Office           Age        Since
--------------------------------------------------------------------------------  ----------------      ---      ---------

Terry K. Glenn .................................................................     President              58       1994*
  Executive Vice President of FAM and MLAM since 1983; Executive Vice President and Director of Princeton Services since 1993; President of PFD since 1986 and
  Director thereof since 1991; President of Princeton Administrators, L.P. since
  1988.

Joseph T. Monagle ..............................................................    Senior Vice             50        1994
  Senior Vice President of FAM and MLAM and Department Head of the Global Fixed      President
  Income Division since 1990; Vice President of MLAM from 1978 to 1990; Senior
  Vice President of Princeton Services since 1993.

Vincent T. Lathbury, III .......................................................   Vice President           58        1998
  First Vice President of MLAM since 1997; Vice President of MLAM from 1992 to
  1997; Portfolio Manager of MLAM since 1982.

Donald C. Burke ................................................................   Vice President           38        1994
  Senior Vice President and Treasurer of FAM and MLAM since 1999; Senior Vice      and Treasurer
  President and Treasurer of Princeton Services since 1999; Vice President of
  PFD since 1999; First Vice President of MLAM from 1997 to 1999; Vice President of MLAM from 1990 to 1997; Director of Taxation of MLAM since 1990.

* Mr. Glenn was elected President of the Fund in 1999. Prior to that he served as Executive Vice President of the Fund.

                                                                                                                  Officer
                         Name and Principal Occupation                                 Office           Age        Since
--------------------------------------------------------------------------------  ----------------      ---      ---------
Robert Harris ..................................................................     Secretary              47        1998
  First Vice President of MLAM since 1997; Vice President of MLAM from 1984 to
  1997 and attorney associated with MLAM since 1980; Secretary of PFD since
  1982.

    STOCK OWNERSHIP. On the Record Date, the Directors and officers of the Fund as a group (12 persons) owned an aggregate of less than 1% of the Common Stock of the Fund outstanding at such date. At such date, Mr. Zeikel, a Director of the Fund, Mr. Glenn, a Director and officer of the Fund, and the other officers of the Fund owned an aggregate of less than 1% of the outstanding shares of common stock of ML & Co.

                   ITEM 2. SELECTION OF INDEPENDENT AUDITORS

The Board of Directors of the Fund, including a majority of the Directors who are not interested persons of the Fund, has selected the firm of Deloitte & Touche LLP ("D&T") to examine the financial statements of the Fund for the current fiscal year. The Fund knows of no direct or indirect financial interest of D&T in the Fund. Such appointment is subject to ratification or rejection by the stockholders of the Fund. Unless a contrary specification is made, the accompanying proxy will be voted in favor of ratifying the selection of such auditors.

D&T also acts as independent auditors for ML & Co. and all of its subsidiaries and for most other investment companies for which FAM or MLAM acts as investment adviser. The fees received by D&T from these other entities are substantially greater, in the aggregate, than the total fees received by it from the Fund. The Board of Directors of the Fund considered the fact that D&T has been retained as the independent auditors for ML & Co. and the other entities described above in its evaluation of the independence of D&T with respect to the Fund.

Representatives of D&T are expected to be present at the Meeting and will have the opportunity to make a statement if they so desire and to respond to questions from stockholders.

                             ADDITIONAL INFORMATION

The expenses of preparation, printing and mailing of the enclosed form of proxy and accompanying Notice and Proxy Statement will be borne by the Fund. The Fund will reimburse banks, brokers and others for their reasonable expenses in forwarding proxy solicitation material to the beneficial owners of the shares of the Fund.

In order to obtain the necessary quorum at the Meeting (i.e., a majority of the shares of the Fund entitled to vote at the Meeting, present in person or by proxy), supplementary solicitation may be made by mail, telephone, telegraph or personal interview by officers of the Fund. The Fund has retained D.F. King & Co., Inc. to assist in the solicitation of proxies at a cost of approximately $3,500 plus out of pocket expenses.

All shares represented by properly executed proxies, unless such proxies have previously been revoked, will be voted at the Meeting in accordance with the directions on the proxies; if no direction is indicated, the shares will be voted "FOR" the Director nominees and "FOR" the ratification of D&T as independent auditors for the Fund.

The proposal to elect the Fund's Board (Item 1) may be approved at a meeting at which a quorum is duly constituted by the affirmative vote of a plurality of the votes cast by the Fund's stockholders, voting in person or by proxy. The proposal to ratify the selection of the Fund's independent auditors (Item 2) may be approved at a meeting at which a quorum is duly constituted by the affirmative vote of a majority of the votes cast by the Fund's stockholders, voting in person or by proxy.

Broker-dealer firms, including Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") holding Fund shares in "street name" for the benefit of their customers and clients, will request the instructions of such customers and clients on how to vote their shares on each Item before the Meeting. The Fund understands that, under the rules of the New York Stock Exchange, such broker-dealer firms may, without instructions from their customers and clients, grant authority to the proxies designated to vote on the election of Directors (Item 1) and ratification of the selection of independent auditors (Item 2) if no instructions have been received prior to the date specified in the broker-dealer firm's request for voting instructions. Accordingly, the Fund will include shares held of record by broker-dealers as to which such authority has been granted in its tabulation of the total number of votes present for purposes of determining whether the necessary quorum of stockholders exists. Proxies which are returned to the Fund but which are marked "abstain" or on which a broker-dealer has declined to vote on any proposal ("broker non-votes") will be counted as present for the purpose of a quorum. Merrill Lynch has advised the Fund that except as limited by agreement or applicable law, it intends to vote shares held in its name for which no instructions are received on Items 1 and 2 in the same proportion as the votes received from beneficial owners of those shares for which instructions have been received whether or not held in nominee name. Abstentions and broker non-votes will not be counted as votes cast and therefore will not have an effect on the vote on either Item 1 or Item 2.

ADDRESS OF INVESTMENT ADVISER

The principal office of FAM is 800 Scudders Mill Road, Plainsboro, New Jersey 08536.

ANNUAL REPORT DELIVERY

The Fund will furnish, without charge, a copy of its annual report for the fiscal year ended November 30, 1998, to any stockholder upon request. Such requests should be directed to Worldwide DollarVest Fund, Inc., P.O. Box 9011, Princeton, New Jersey 08543-9011, Attention: Robert Harris or to 1-800-456-4587 ext. 123.

STOCKHOLDER PROPOSALS

It is currently intended that the 2000 Annual Meeting of the Stockholders of the Fund will be held in May, 2000. If a stockholder intends to present a proposal at the 2000 Annual Meeting of Stockholders of the Fund and desires to have the proposal included in the Fund's proxy statement and form of proxy for that meeting, the stockholder must deliver the proposal to the offices of the Fund by December 17, 1999.

                                          By Order of the Board of Directors

                                          ROBERT HARRIS
                                          SECRETARY

Dated: April 15, 1999

                                    APPENDIX

                        WORLDWIDE DOLLARVEST FUND, INC.
                                 P.O. BOX 9011
                        PRINCETON, NEW JERSEY 08543-9011

                                     PROXY

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Arthur Zeikel, Terry K. Glenn and Robert Harris as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse hereof, all the shares of Common Stock of Worldwide DollarVest Fund, Inc. (the "Fund") held of record by the undersigned on March 31, 1999 at the annual meeting of stockholders of the Fund to be held on May 26, 1999 or any adjournment thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2.

By signing and dating the reverse side of this card, you authorize the proxies to vote each proposal as marked, or if not marked, to vote "FOR" each proposal, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

                (Continued and to be signed on the reverse side)

Please mark boxes /X/ or /X/ in blue or black ink.

1. ELECTION OF DIRECTORS      FOR all nominees listed below
                              (except as marked to the
                              contrary below) to vote for
                              all nominees listed below     / /
                              WITHHOLD AUTHORITY            / /

(INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST BELOW.)

DONALD CECIL,       TERRY K. GLENN,     ROLAND M. MACHOLD,  EDWARD H. MEYER,
                                                            AND EDWARD D.
CHARLES C. REILLY,  RICHARD R. WEST,    ARTHUR ZEIKEL       ZINBARG

2. Proposal to ratify the selection of Deloitte & Touche LLP as the independent auditors of the Fund to serve for the current fiscal year.
            FOR  / /            AGAINST  / /            ABSTAIN  / /

3. In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Dated ---------------------------------------------, 1999
X ---------------------------------------------------------
                          Signature
X ---------------------------------------------------------
                    Signature, if held jointly

   SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.